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                                                                      Exhibit 14

                       Consent of Independent Accountants

     We hereby consent to the incorporation by reference in the Prospectus/Proxy Statement and Statement of Additional Information constituting parts of this registration statement on Form N-14 (the "N-14 Registration Statement") of our report dated February 20, 2001, relating to the December 31, 2001 financial statements and financial highlights of Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers High Yield Bond Fund and Salomon Brothers Strategic Bond Fund (four of the portfolios constituting Salomon Brothers Series Funds Inc), which is also incorporated by reference into the N-14 Registration Statement. We also consent to the incorporation by reference of our report dated February 20, 2001, relating to the December 31, 2000 financial statements and financial highlights of Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund and Salomon Brothers Strategic Bond Fund, in the Prospectus and Statement of Additional Information of Post Effective Amendment No. 32 to the Registration Statement on Form N-1A of Salomon Brothers Series Funds Inc (the "N-1A Registration Statement"), which are incorporated by reference into the N-14 Registration Statement. We also consent to the reference to us under the heading "Financial Statements" in the Prospectus of the N-1A Registration Statement.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York, 10036
June 14, 2001

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                       Consent of Independent Accountants

We hereby consent to the use in the Statement of Additional Information constituting part of this Proxy Statement/Prospectus on Form N-14 (the "Registration Statement") of our report dated February 2, 2001, relating to the financial statements and financial highlights appearing in the December 31, 2000 Annual Report to Shareholders of Citi Short-Term U.S. Government Income Fund (a fund of CitiFunds Fixed Income Trust, hereafter referred to as the "Fund") which financial statements and financial highlights are also incorporated by reference in the Proxy Statement/Prospectus constituting part of this Registration Statement. We further consent to the incorporation by reference in the Prospectus and Statement of Additional Information of the Fund dated May 1, 2001, of our report dated February 2, 2001, relating to the financial statements and financial highlights appearing in the December 31, 2000 Annual Report to Shareholders of the Fund, which Prospectus and Statement of Additional Information are also included in and incorporated by reference in the Registration Statement. We also consent to the references to us under the heading "Other Service Providers" in the Registration Statement and under the headings "Financial Highlights" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information dated May 1, 2001.


PricewaterhouseCoopers LLP
Boston, Massachsuetts
June 14, 2001

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                       Consent of Independent Accountants

We hereby consent to the use in the Statement of Additional Information constituting part of this Proxy Statement/Prospectus on Form N-14 (the "Registration Statement") of our report dated February 2, 2001, relating to the financial statements and financial highlights appearing in the December 31, 2000 Annual Report of Government Income Portfolio (a separate series of The Premium Portfolios, hereafter referred to as the "Portfolio") which financial statements and financial highlights are also incorporated by reference in the Proxy Statement/Prospectus constituting part of this Registration Statement. We further consent to the incorporation by reference in the Prospectus and Statement of Additional Information of the Portfolio dated May 1, 2001, of our report dated February 2, 2001, relating to the financial statements and financial highlights appearing in the December 31, 2000 Annual Report of Government Income Portfolio, which Prospectus and Statement of Additional Information are also included in and incorporated by reference in the Registration Statement. We also consent to the references to us under the heading "Other Service Providers" in the Registration Statement and under the heading "Independent Accountants and Financial Statements" in the Statement of Additional Information dated May 1, 2001.


PricewaterhouseCoopers LLP
Chartered Accountants
Toronto, Ontario
June 14, 2001